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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 16, 2000 included in the form 10-K, into the Company's previously filed Registration Statements (File No.'s 333-85187 and 333-95653) on Form S-8.


Arthur Andersen LLP

San Jose, California
January 24, 2001